Exhibit 10.2

FIRST AMENDMENT TO OFFER LETTER AGREEMENT

This Amendment to the Offer Letter Agreement (hereinafter the “Amendment”) is made and entered into by and between Rubicon Technologies, Inc. (the “Company” or “Rubicon”), and Grant Deans (“Executive”), as of the date that the last party executes this Amendment (the “Effective Date”). This Amendment amends that certain Offer Letter Agreement entered into between the Company and Executive dated August 29, 2023 (the “Original Agreement”). The Company and Executive may be referred to in this Amendment individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, the Parties desire to enter into this Amendment in order to amend the language regarding Executive’s title and compensation in the Original Agreement;

WHEREAS, Executive’s acknowledgments, agreements, promises, and representations in this Amendment inure to the benefit of not only Rubicon but also its affiliates, successors and assigns;

NOW, THEREFORE, for and in consideration of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendments to the Agreement. The Original Agreement is hereby amended as follows:

a. The first paragraph is hereby amended as follows:

“It is a pleasure to offer you the position of Interim Chief Financial Officer at Rubicon (“Rubicon” or the “Company”). This is a full-time position that reports to the Chief Executive Officer and the responsibilities will consist of those duties and responsibilities as are customarily performed by persons acting in such capacity, and/or to serve in such other positions and to have such other duties and responsibilities as may be assigned to you from time to time by the Chief Executive Officer or a designee of the Chief Executive Officer.”

b. The third paragraph is hereby amended as follows:

“Compensation: Your compensation for this position will be $265,000.00 USD (“Compensation”) per year. This is a salaried position, and you will be exempt from overtime pay. You will be paid in accordance with Rubicon’s normal payroll practices, as in effect from time to time, and shall be subject to such withholdings and deductions as are required by law and by policies of Rubicon.”

2. No Further Changes. Except as expressly provided in this Amendment, the Original Agreement shall remain unmodified and in full force and effect.

THE UNDERSIGNED HAVE CAREFULLY READ THIS AMENDMENT; THEY KNOW AND UNDERSTAND ITS CONTENTS; THEY FREELY AND VOLUNTARILY AGREE TO ABIDE BY ITS TERMS; AND THEY HAVE NOT BEEN COERCED INTO SIGNING THIS AMENDMENT.

GRANT DEANS		RUBICON TECHNOLOGIES, INC.

		By:	/s/ Osman H Ahmed
Osman H Ahmed
Date:	05/22/24	Title:	Lead Independent Director

		Date:	5/23/2024